UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 19, 2023
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
    On April 19, 2023, the following matters were voted upon and approved by the shareholders of Huntington at its 2023 Annual Meeting of Shareholders:
Proposal 1 – Election of directors

Nominee	For	Against	Abstentions	Broker Non-Votes
Alanna Y. Cotton	1,078,841,473	6,914,622	2,631,198	153,687,071
Ann B. (Tanny) Crane	1,047,687,578	38,272,247	2,427,468	153,687,071
Gina D. France	1,058,487,957	27,528,493	2,370,601	153,687,071
J. Michael Hochschwender	1,061,762,337	23,734,228	2,890,727	153,687,071
Richard H. King	1,076,216,378	9,370,577	2,800,338	153,687,071
Katherine M. A. (Allie) Kline	1,075,222,437	10,745,950	2,418,906	153,687,071
Richard W. Neu	1,027,465,186	58,122,697	2,799,410	153,687,071
Kenneth J. Phelan	1,069,351,278	16,113,445	2,922,571	153,687,071
David L. Porteous	994,989,972	90,516,771	2,880,550	153,687,071
Roger J. Sit	1,072,474,813	12,959,194	2,953,286	153,687,071
Stephen D. Steinour	1,025,051,227	60,780,717	2,555,349	153,687,071
Jeffrey L. Tate	1,076,195,660	9,322,591	2,869,042	153,687,071
Gary Torgow	1,063,262,628	22,160,897	2,963,768	153,687,071

Proposal 2 – Approval, on an advisory, non-binding basis, of the compensation of executives as described in the proxy materials.

For	Against	Abstentions	Broker Non-Votes
994,501,101	86,133,004	7,753,189	153,687,071
91.4%	7.9%

Proposal 3 – Advisory resolution to approve, on a non-binding basis, the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,065,025,615	2,301,113	17,175,873	3,884,691	153,687,071
97.9%	0.2%	1.6%

Frequency of Future Advisory Votes on Executive Compensation
After considering the voting results for Proposal 3, in which Huntington shareholders approved the recommendation of the Board of Directors to hold an annual advisory vote on executive compensation, the Board affirmed its recommendation and elected to continue holding such votes on an annual basis.

Proposal 4 – Ratification of the appointment of PwC as our independent registered public accounting firm for 2023.

For	Against	Abstentions	Broker Non-Votes
1,229,035,745	8,463,158	4,575,461	—
99.0%	0.7%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 24, 2023	By:	/s/ Jana J. Litsey

Jana J. Litsey
Title: General Counsel